                                        LEASE


    THIS LEASE, made and entered into this 3rd day of June, 1994, between The Bovaird Supply Company, a Delaware corporation, hereinafter referred to as "Landlord," and VDI, a California corporation, hereinafter referred to as "Tenant."

                                  WITNESSETH: That,

    For and in consideration of the rental to be paid and the mutual covenants and agreements herein contained, Landlord and Tenant agree as follows:

    1.   LEASED PREMISES.  Landlord hereby demises, leases and lets unto
Tenant, and Tenant hereby leases from Landlord, the Net Rentable Space (as defined in Section 5 below) in the building (the "Building") located on real estate situated in Tulsa County, State of Oklahoma, as more particularly described in Exhibit "A" appended hereto and incorporated herein by reference, together with the right of Tenant's employees and invitees to use twenty-five exterior parking spaces to be designated by Landlord in Landlord's parking lot. Such space is hereinafter referred to as the "Leased Premises." By occupying the Leased Premises, Tenant shall be deemed to have accepted the same and to have acknowledged that the same comply fully with Landlord's covenants and obligations hereunder.

    2. COMMON AREA. The term "Common Area" is defined for all purposes of this Lease as that part of the Building intended for the common use of all tenants, including, among other facilities, parking area, private streets and alleys, landscaping, curbs, loading dock, sidewalks, lighting facilities, entry foyer, elevators and the like, but excluding streets and alleys maintained by a public authority. Landlord reserves the right to change from time to time the dimensions and locations of the Common Area. Tenant, its employees and customers shall have the non-exclusive right to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants of the Building and other persons permitted by Landlord to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe. Tenant shall not take any action which would interfere with the rights of other persons to use the Common Area. Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to make repairs or alterations. Landlord shall be responsible for the operation, management and maintenance of the Common Area, the manner of maintenance and the expenditures therefore to be in the sole discretion of Landlord.

    3. TERM. The term of this Lease shall be for five (5) years, beginning on July 15, 1994, and ending on July 14, 1999.

    4. RENTAL. The rent for each Lease Year for the Leased Premises shall be seven dollars and fifty cents ($7.50) per square foot of Net Rentable Space (as defined in Section 5 below), payable monthly in advance in equal installments. The term "Lease Year" means each twelve-month period beginning on each July 15th during the primary term and any renewal term hereof.

    5. NET RENTABLE SPACE. At the commencement of this Lease, the Leased Premises shall include all habitable space in the basement and on the and first floor of the Building as outlined on building floor plan appended hereto as Exhibit "B". The Net Rentable Space of such area for all purposes of this Lease shall be deemed to be 22,497 square feet, whether or not the actual square footage is more or less than such amount.

    6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of $14,060.63 as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be performed by Tenant. If Tenant fully and faithfully performs and complies with all terms, covenants and conditions to be performed by it hereunder, such security deposit will be refunded to Tenant upon expiration of this Lease or any renewal or extension thereof.

    7. OPTION TO RENEW. Tenant shall have the option to renew this Lease for one additional five (5) year term by giving Landlord written notice of its election to renew at least sixty (60) days prior to the expiration of the primary term hereof. The terms and conditions of such renewal of this Lease shall be the same as set forth herein, except that the annual rental shall be increased proportionately to correspond with any percentage increase in the U.S. Consumer Price Index which occurred between the first and last days of the primary term hereof. This option to renew shall terminate in the event that Tenant becomes in default of any term of this Lease.

    8.   USE OF PREMISES.

    8.1 The Leased Premises shall be used by Tenant only for the purpose of general corporate offices, video tape duplication and distribution, and related services in connection with its business operations.

    8.2 Tenant shall not, without Landlord's prior written consent, keep anything within the premises or use the premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Leased Premises or other parts of the Building. All property kept, stored or maintained within the premises by Tenant shall be at Tenant's sole risk.

    8.3 Tenant shall take good care of the Leased Premises and keep the same free from waste at all times. Tenant shall keep the Leased Premises neat and clean at all times. Tenant shall not operate an incinerator or burn trash or garbage within the Building.

    8.4 Tenant shall procure at its sole expense any permits and licenses required for the transaction of business in the Leased

Premises and otherwise comply with all applicable laws, ordinances and governmental regulation.

    9.   LEASEHOLD IMPROVEMENTS.

    9.1 In advance of the beginning of the primary term of this Lease, Tenant may make improvements to the Leased Premises, subject to the prior written approval by Landlord of all plans and specifications for such improvements. Landlord will reimburse Tenant for the actual cost of such improvements up to a maximum of $4.00 per square foot of Net Rentable Space. Fifty percent (50%) of the estimated cost of such improvements will be paid by Landlord to Tenant on July 1, 1994. The balance will be paid on July 15, 1994, provided that Landlord has been presented original invoices and written lien releases from all contractors providing work and materials in connection with the improvements, and has inspected and approved the improvements.

    9.2 All repairs, alterations and improvements made to the Leased Premises at any time by Tenant shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with the transaction of business in the Building. All such alterations and improvements must be approved in advance in writing by Landlord and shall become a part of the Leased Premises and revert to Landlord upon the expiration of the term of this Lease. No unusually heavy equipment or fixtures shall be installed by Tenant without the prior written consent and approval of Landlord. Tenant shall not install any equipment or additions which would violate any occupancy, health, fire or other code, affect the insurability of the Building or the Leased Premises or its rating for fire insurance purposes, or otherwise affect the safety or structure of the Leased Premises.

    10. DAMAGE TO OR DESTRUCTION OF IMPROVEMENTS. The destruction of the Leased Premises by fire or the elements or such material injury thereto as to render the Leased Premises unfit for the purpose of operating general office space for a period of thirty (30) consecutive days shall, at the option of Tenant exercised in writing within sixty (60) days after the Leased Premises become unfit, effect a termination of this Lease. During the period the Leased Premises are unfit for occupancy, no rent shall be charged, if said period be longer than five (5) consecutive days. THE RIGHT TO CANCEL THIS LEASE AND TO RECEIVE AN ABATEMENT OF RENT ARE THE EXCLUSIVE REMEDIES AVAILABLE TO Tenant, UNDER THIS LEASE OR BY STATUTORY OR COMMON LAW, FOR DAMAGE TO THE LEASED PREMISES OR ANY EQUIPMENT OR FURNISHINGS THEREIN, ATTRIBUTABLE TO ANY CAUSE (INCLUDING NEGLIGENCE) EXCEPT LANDLORD'S INTENTIONAL AND WILLFUL MISCONDUCT.

    11.  INSURANCE.

    11.1 Tenant shall maintain general public liability insurance, with the Landlord as named insured, in the amount of $1,000,000 for injury to any one person, $1,000,000 for personal injuries arising out of any one occurrence, and $1,000,000 for property damage, ($1,000,000 aggregate, any one occurrence) in the Leased Premises.

    11.2 Tenant shall maintain worker's compensation insurance in the amounts, and covering the employees, required by Oklahoma law.

    11.3 Tenant shall deliver to Landlord certificates for the insurance described above.

    11.4 Landlord shall not be required to carry any insurance coverage in favor of, or for the benefit of, Tenant. Tenant acknowledges that any insurance coverage for its benefit shall be at its sole expense, and Landlord shall have no rights in any proceeds of any insurance maintained by Landlord.

    12. REAL ESTATE TAXES. Tenant acknowledges that the Premises comprise approximately 40% of the building and which shall be defined as "Tenant's share." In the event that real estate taxes due and owing by Landlord for the building shall be increased above those charges during the base year (which is defined as the tax or fiscal year used by governmental authority assessing such taxes in effect on the commencement date of this Lease), Tenant agrees to pay as additional rent within thirty (30) days of receipt of notice from Landlord, an amount equal to such additional real estate taxes or Tenant's Share of additional real estate taxes.

    13. PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Leased Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Leased Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

    14. OTHER TAXES. If at any time during the primary term of this Lease or any renewal or extension thereof a tax or excise on rents, or other tax however described (except any franchise, estate, inheritance, capital stock, income or excess profits tax imposed upon Landlord) is levied or assessed against Landlord by any lawful taxing authority on account of Landlord's interest in this Lease or the rents or other charges reserved hereunder, Tenant agrees to pay to Landlord upon demand, and in addition to the rentals and other charges prescribed in this Lease, the amount of such tax or excise. In the event any such tax or excise is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require.

    15. INSPECTION. Landlord shall have the right to enter upon the Leased Premises for the purpose of inspecting the same, or of making repairs, alterations or additions to adjacent premises, or of showing the Leased Premises to prospective purchasers, lessees or lenders, without any liability to Tenant.

    16. SIGNS. Tenant may place two signs advertising its business, one of which shall be located in the first floor reception area of the Building, and the other of which shall be located on the exterior of the Building in the proximity of the loading dock. The design of such signs and their exact location shall be subject to the written approval of Landlord. Tenant shall not place, erect or permit any other sign or other advertising media on the exterior of the Leased Premises, or readily visible from the exterior of the Leased Premises, without Landlord's prior written approval.

    17. SERVICES PROVIDED BY LANDLORD. For so long as Tenant is not in default of any of the terms and conditions of this Lease, Landlord agrees to provide the following services:

         (a) Heat/Air Conditioning/cooling/ventilation ("Air Conditioning") from 12:01 a.m. Monday through 2:OO P.M. Saturday, except holidays. Should Tenant require additional Air Conditioning service, Tenant shall notify Landlord no later than 3:00 p.m. on the Friday preceding the day on which it requires such service. Tenant shall pay Landlord ten dollars ($10.00) per hour for such additional service upon receipt of a statement therefor.

         (b)  Elevator service via key card access;

         (c) Water for ordinary lavatory purposes, except that if, in the sole determination of Landlord, Tenant shall use or consume water for any other purpose or in unusual quantities, Tenant shall pay to Landlord the rent or charge which may, during the term of this Lease, be assessed or imposed for the water used or consumed in or on the said Premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed and will also pay the expenses for the installation, setting and maintenance of a water meter in the said Premises should a meter be required by Landlord. Tenant shall pay Tenant's proportionate part of any increase in the sewer rent or charge imposed upon the building. All such rents, charges or expenses shall be paid by Tenant only to the extent that they cause Landlord's expense of operating the Building to exceed $4.00 per square foot of habitable space.

         (d) Cleaning services on business days provided that the Leased Premises are kept in good order by Tenant. Landlord shall pay the cost of removal of Tenant's ordinary rubbish or refuse. Window cleaning shall be at Landlord's sole cost and expense and at such times as Landlord may determine, it being understood and agreed that Tenant is strictly forbidden and prohibited from cleaning any window from the outside;

         (e) Landlord will arrange and pay for a separate electric meter to measure electric service to the Leased Premises. Tenant shall arrange for separate billing in Tenant's name and pay all charges for electric service to the Leased Premises.

    18. MAINTENANCE AND REPAIR BY LANDLORD. Landlord shall keep the foundation, the exterior walls, windows, doors, door closure devices and other exterior openings; window and door frames, molding, locks and hardware; lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures; and the roof of the Leased Premises in good repair, except that Landlord shall not be required to make any repairs occasioned by the act or negligence of Tenant, its employees or agents. In the event that the Leased Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord, and Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after delivery of such written notice. For the purposes of this Lease, a reasonable time shall be deemed to be two (2) business days in the case of minor repairs and thirty (30) calendar days in the case of major repairs.

    19.  EMINENT DOMAIN.

    19.1 If more than thirty percent (30%) of the floor area of the Leased Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date physical possession is taken by the condemning authority.

    19.2 If less than thirty percent (30%) of the floor area of the Leased Premises should be taken as aforesaid, this Lease shall not terminate; however, the rental payable hereunder during the unexpired portion of this Lease shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority. Following such partial taking, Landlord shall make all necessary repairs or alterations to the remaining premises necessary to make the remaining portions of the Leased Premises an architectural whole. However, in the event that the portion of the Leased Premises taken renders it untenable as a general corporate office, the Tenant may terminate this Lease.

    19.3 All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Leased Premises shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and other property if a separate award for such items is made to Tenant.

    20. LIABILITY OF LANDLORD. Landlord and Landlord's agents and employees shall not be liable to Tenant for any injury to person or damage to property caused by the Leased Premises or other portions of the Building becoming out of repair or by defect in or failure of equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Leased Premises (except where due to Landlord's willful failure to make repairs required to be made hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs), nor shall

Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts of omissions of any person whomsoever, excepting only duly authorized employees and agents of Landlord. LANDLORD SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR INTERRUPTED OR SUSPENDED SERVICES OR UTILITIES THAT ARE BEYOND LANDLORDS'S CONTROL.

    21. SUBLEASING AND ASSIGNMENTS. Tenant shall not assign or transfer this Lease or sublet the whole or any part of the Leased Premises without the prior written consent of Landlord; provided, however, notwithstanding the assignment or subletting to another person, Tenant shall nevertheless remain liable to Landlord for full payment of the rent according to the terms of this Lease, and shall guarantee to Landlord that such assignee or subtenant will keep and perform each and all of the covenants and agreements set forth in this Lease to be kept and performed by Tenant hereunder.

    22.  DEFAULT.

    22.1 The following events shall be deemed to be events of default by Tenant under this Lease:

         (a) Tenant shall fail to pay any installment of rent or any other obligation hereunder involving the payment of money and such failure shall continue for a period of ten (10) days;

         (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent and shall not cure such failure within twenty (20) days after written notice thereof to Landlord, or is not in the process of taking reasonable action to cure;

         (c) Landlord shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors;

         (d) Landlord shall file a petition under any section or chapter of the bankruptcy laws of the United States, as amended, or under any similar law or statute of the United States or any state thereof; or Landlord shall be adjudged bankrupt or insolvent in proceedings filed thereunder against Landlord;

         (e) A receiver or trustee shall be appointed for the Leased Premises or for all or substantially all of the assets of Landlord;

         (f) Tenant shall desert or vacate or shall commence to desert or vacate the Leased Premises or any substantial portion of the Leased Premises or shall remove or attempt to remove, without the prior written consent of Tenant, all or a substantial value of Tenant's goods, wares, equipment, fixtures, furniture or other personal property;

         (g) Tenant shall do or permit to be done anything which creates a lien upon the premises.

    22.2 Upon the occurrence of an event of default, Tenant shall be provided written notice of the default and shall have fifteen (15) days from the date of mailing of such notice within which to cure the default. If Tenant should not cure the default within such period, Landlord shall have the option to pursue either of the following alternative remedies:

         (a) Without any notice or demand whatsoever, take any one or more of the actions permissible at law to insure performance by Tenant's covenant's and obligations under this Lease. In this regard, it is agreed that if Tenant deserts or vacates the Leased Premises, Landlord may enter upon and take possession of such premises in order to protect them from deterioration and continue to demand from Tenant the monthly rentals and other charges provided in this Lease, without any obligation to relet; but that if Landlord does, at its sole discretion elect to relet the Leased Premises, such action by Landlord shall not be deemed as an acceptance of Tenant's surrender of the Leased Premises. Tenant hereby acknowledges that Landlord shall be reletting as Tenant's agent and Tenant furthermore hereby agrees to pay to Landlord on demand any deficiency that may arise between the monthly rentals and other charges provided in this Lease and that actually collected by Landlord. It is further agreed in this regard that in the event of any such default, Landlord shall have the right to enter upon the Leased Premises without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in this effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action;

         (b) Terminate this Lease by written notice to Tenant, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearage in rent, enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, without being liable for damages therefore; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, said loss and damage to be determined by either of the following alternative measures of damages:

              (i) Until Landlord is able, through reasonable efforts, the nature of which efforts shall be at the sole discretion of Landlord, to relet the Leased Premises, Tenant shall pay to Landlord on or before the first day of each calendar month, the monthly rental provided in this Lease. After the Leased Premises have been relet by Landlord, Tenant shall pay to Landlord on the 20th day of each calendar month the difference between the monthly rental provided in this Lease for the preceding calendar month and that actually collected by Landlord for such month. If it is necessary for Landlord to bring suit in order to collect any deficiency, Landlord shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Landlord from subsequent tenants for any calendar month, in excess of the monthly rental provided in this Lease, shall belong to Landlord and Tenant shall have no claim thereto;

              (ii) When Landlord desires, Landlord may demand a final settlement. Upon demand for a final settlement, Landlord shall have a right to, and Tenant hereby agrees to pay, the difference between the total of all monthly rentals provided in this Lease for the remainder of the term and the reasonable rental value of the Leased Premises for such period, such difference to be discounted to present value at an interest rate of six percent (6%) per annum.

    22.3 If Landlord elects to exercise the remedy prescribed in subsection 22.2(a) above, this election shall in no way prejudice Landlord's right at any time thereafter to cancel said election in favor of the remedy prescribed in subsection 22.2(b) above, provided that at the time of such cancellation Tenant is still in default. Similarly, if Landlord elects to compute damages in the manner prescribed by subsection 22.2(b)(i) above, this election shall in no way prejudice Landlord's right at any time thereafter to demand a final settlement in accordance with subsection 22.2(b)(ii) above. Pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

    22.4 It is further agreed that, in addition to all other payments provided for herein, Tenant shall compensate Landlord for all reasonable expenses incurred by Landlord in repossession and all reasonable expenses incurred by Landlord in reletting, including among other expenses, repairs, remodeling, replacements, advertisements and brokerage fees.

    22.5 If on account of any breach or default by Tenant in its obligations hereunder, Landlord shall employ an attorney to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorneys' fees incurred by Landlord in such connection.

    22.6 Landlord acknowledges receipt from Tenant of the sum stated in Section 6 above to be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such deposit is not an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused to Landlord by such event or default, and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this Lease.

    23. REPOSSESSION OF LEASED PREMISES. At the termination of this Lease, Tenant shall surrender the Leased Premises to Landlord in as good condition as the same were at the time Tenant went into possession hereunder, ordinary wear and tear excepted. A mere holding over beyond the term shall not renew or extend the Lease but shall serve to make Tenant a tenant at will of Landlord at the rental payable during the last month of the Lease term.

    24. TENANT'S COVENANT AGAINST LIENS AND ENCUMBRANCES. Tenant agrees to keep the Leased Premises free and clear of all liens and encumbrances of whatsoever kind and character resulting from or arising out of their use, enjoyment and occupancy of the Leased Premises and agrees to indemnify and hold Landlord harmless from all claims, demands, losses, damage, and liability arising out of or resulting from any such liens or encumbrances.

    25. SUBORDINATION. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing upon the Leased Premises or the Building as a whole, and to any renewals and extensions thereof; but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease. Landlord in hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien hereafter placed upon the Leased Premises or the Building as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this Lease as Landlord may request.

    26. RELATIONSHIP OF PARTIES. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

    27. INDEMNITY. TENANT SHALL INDEMNIFY AND DEFEND LANDLORD AGAINST ALL CLAIMS, LOSSES, COSTS OR EXPENSES, INCLUDING ATTORNEYS' FEES, SETTLEMENT LIABILITIES, ARBITRATION AWARDS AND JUDGMENTS INCLUDING PUNITIVE DAMAGES, ARISING OUT OF ANY CLAIM FOR PERSONAL INJURY OR DAMAGE TO PROPERTY OCCURRING WITHIN THE LEASED PREMISES OR THE BUILDING OR CAUSED BY TENANT OR ITS AGENTS, EMPLOYEES OR INVITEES. SUBJECT TO THE LIMITATIONS SET FORTH IN SECTIONS 10 AND 20 ABOVE, LANDLORD SHALL INDEMNIFY AND DEFEND TENANT AGAINST ALL CLAIMS, LOSSES, COSTS OR EXPENSES, INCLUDING ATTORNEY'S FEES, SETTLEMENT LIABILITIES, ARBITRATION AWARDS AND JUDGMENTS INCLUDING PUNITIVE DAMAGES, ARISING OUT OF ANY CLAIM FOR PERSONAL INJURY OR

DAMAGE TO PROPERTY CAUSED BY LANDLORD OR ITS AGENTS, EMPLOYEES OR
INVITEES.

    28. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord. At any time when there is outstanding a mortgage, deed of trust or similar security instrument covering the Building, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of trust or similar security instrument shall have received written notice of such default and a reasonable time for curing such default shall thereafter have elapsed.

    29. SALE OF BUILDING. In the event Landlord sells its interest in the Building and retains no interest therein other than a mortgage or similar lien, the legal entity named in this Lease as Landlord shall be relieved from any obligations of Landlord accruing under the provisions of the Lease subsequent to the effective date of such sale, so long as the new landlord shall assume and agree to all obligations of the Landlord in this agreement.

    30. HAZARDOUS MATERIALS. To the best of Landlord's knowledge, information and belief, the Building contains no hazardous materials to which Tenant or its employees, agents or invitees could be exposed. If hazardous materials are discovered in the Building, it shall be Landlord's responsibility to remove such materials and to make the Building safe for occupancy. If Landlord should elect not to remove such hazardous materials, then Tenant may terminate this lease upon ten (10) days written notice to Landlord, which termination shall be Tenant's sole and exclusive remedy. Tenant shall not introduce any hazardous materials into the Leased Premises or the Building.

    31. REGULATORY REQUIREMENTS. Landlord shall comply with all State and Federal laws and regulations, including specifically, the Americans With Disabilities Act, in connection with the operation and maintenance of the Building.

    32. AMENDMENTS TO LEASE. Neither this Lease nor any provision hereof shall be changed, varied or extended except by instrument in writing signed by Landlord and Tenant.

    33. SUCCESSORS. All of the covenants, terms and obligations of this Sublease shall extend to, and be binding upon, or inure to the benefit of, as the case may be, Landlord and Tenant, and their respective heirs, successors, personal representatives and assigns.

    34. NOTICES AND PAYMENT OF RENTAL. Any notice required by any provision hereof to be given by one party to the other party may be given by registered or certified United States Mail addressed to the party entitled to such notice. A deposit of such written notice in the United States Mails property addressed with postage prepaid shall be a full discharge by the party required to give such notice upon return of registration or certification receipt. All notices may be mailed to Landlord addressed as follows:

                              The Bovaird Supply Company
                                  623 South Detroit
                                Tulsa, Oklahoma 74102
                             Attention; Charles 0. Gibson

and all notices may be mailed to Tenant addressed as follows:

                                         VDI
                                6920 Sunset Boulevard
                             Hollywood, California 90028

Rentals to be paid to Landlord by Tenant may be paid at the address set forth above. The mailing address of Landlord and Tenant may be changed from time to time by written notice to the other party setting forth the new address.

    35. WARRANTIES. LANDLORD DISCLAIMS, AND TENANT WAIVES, ALL WARRANTIES, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF FITNESS FOR ANY PURPOSE OR FOR A SPECIFIC PURPOSE, MERCHANTABILITY AND HABITABILITY.


                                       "Landlord"

                                       THE BOVAIRD SUPPLY COMPANY



                                       By:  /s/ Jeff A. Smyth
                                            --------------------------------
                                            Jeff A. Smyth
                                            Vice President and
                                            Chief Financial Officer



                                       "Tenant"

                                       VDI



                                       By:  /s/ Sandra C. Mays
                                            ---------------------------------
                                            Sandra Mays
                                            Title:  Chief Financial Officer

                                     EXHIBIT "A"



The Southerly Fifty (50) feet of the Easterly One Hundred (100) feet of Lot Three (3), all of Lot Four (4) and that Part of Lot Five (5) having a frontage of Fifty (50) feet on South Detroit Avenue, a depth of One Hundred Forty (140) feet to an alley, with a uniform width of Fifty (50) feet adjoining Lot Four (4), all in Block One Hundred Eighty-four (184), Original Town, Now City of Tulsa, Tulsa County, Oklahoma, according to the recorded plat thereof;

                                   ACKNOWLEDGMENTS
                                   ---------------


STATE OF OKLAHOMA  )
                   )  ss.
COUNTY OF TULSA    )

    The foregoing instrument was acknowledged before me this 3rd day of June, 1994, by Jeff A. Smyth, Vice President and Chief Financial Officer of THE BOVAIRD SUPPLY COMPANY, a Delaware corporation on behalf of the corporation.

                                       /s/ Deborah K. Sheehan
                                       ------------------------------------
           [SEAL]                      Notary Public

                                       Deborah K. Sheehan
                                       -------------------------------------
                                       Typed or Printed Name of Notary

My Commission Expires:

   3-16-97
- --------------------

STATE OF  California    )
                        )SS.
COUNTY OF Los Angeles   )


    The foregoing instrument was acknowledged before me this 3rd day of June, 1994, by Sandra Mays, Chief Financial Officer of VDI, a California corporation, on behalf of the corporation


                                       /s/ Morton M. Cohen
                                       -------------------------------------
                                       Notary Public

                                       Morton M. Cohen
                                       -------------------------------------
                                       Typed or Printed Name of Notary

My Commission Expires:

   12/8/95
- --------------------                   [SEAL]

[Letterhead VDI Inc.]

08 February 1991

Mr. Samson Maraan
6920 SUNSET BOULEVARD ASSOCIATES
6930 Sunset Boulevard
Hollywood, CA. 90028

    RE: Security Guard Service

Dear Samson;

The following Letter of Understanding sets forth the agreement between VDI and 6920 Sunset Boulevard Associates ("Associates") regarding security guard service at 6902 - 6930 Sunset Boulevard ("Premises"). All parties agree that this document modifies and replaces Section 51 of the Lease dated June 20, 1990 between 6920 Sunset Boulevard Associates and VDI (formerly D2D, Inc.).

VDI shall, at its sole discretion, hire a security service to provide appropriate protection for the Premises during the hours from 6:00 p.m. to 6:00 a.m., Monday through Friday. The service currently being used is Curtin Security Service. The current cost of this protection is $15.00/hour ($750.00/week), invoiced weekly.

Associates agrees to reimburse VDI 40% of the cost of the coverage outlined above, effective January 1, 1991. VDI will invoice Associates monthly for it's 40% share, which shall be due within 5 days of receipt. Associates further agrees to pay it's 40% share of any reasonable increase in the cost of hiring this security protection for the Premises.

Please indicate your agreement with the above by signing the enclosed copy of this Letter and returning it to my attention at your earliest convenience.

Sincerely,


/s/ R. Luke Stefanko


R. Luke Stefanko
Chairman of the Board


Accepted and agreed to this_______ day of February, 1991:

By: _____________________________________  Title: _________________________
    for 6920 Sunset Boulevard Associates